UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2003

SLM FUNDING LLC

formerly known as SLM FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Originator of:

the Sallie Mae Student Loan Trust 1995-1,	the SLM Student Loan Trust 2002-1,
the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-2,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2003-9,
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2003-10,
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2003-11,
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2003-12, and
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2003-14.
the SLM Student Loan Trust 2001-4,

33-95474/333-2502/333-24949/
333-44465/333-30932/333-68660/
DELAWARE	333-97247/333-104887	23-2815650
(State or other Jurisdiction	(Commission File Numbers)	(I.R.S. employer
of formation)		Identification No.)

11600 SALLIE MAE DRIVE
RESTON, VA 20193

(Address of principal executive offices)

Registrant’s telephone number: (703) 810-7677

Exhibit Index appears on Page 5

ITEM 5.     OTHER EVENTS.

Closing of SLM Student Loan Trust 2003-14.

Effective as of December 11, 2003 SLM Funding LLC (“SLM Funding”), The Bank of New York, not in its individual capacity but solely as the trustee under the Indenture (the “Indenture Trustee”) and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”) executed and delivered the Amended and Restated Trust Agreement, dated as of December 11, 2003, pursuant to which the SLM Student Loan Trust 2003-14 was formed (the “Trust”).

On December 3, 2003, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust, each dated as of December 3, 2003, among SLM Funding, the Student Loan Marketing Association (“Sallie Mae”), and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the “Underwriters”).

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of December 11, 2003, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the “Interim Eligible Lender Trustee”), and Sal lie Mae; (b) the Interim Trust Agreement, dated as of December 1, 2003, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of December 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae, and the Indenture Trustee; (d) the Sale Agreement, dated as of December 11, 2003, by and among the Trust, Sallie Mae, the Eligible Lender Trustee and the Indenture Trustee; (e) the Purchase Agreement dated as of December 11, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae; (f) the Administration Agreement, dated as of December 11, 2003, by and among the Trust, Sallie Mae, Inc., the Eligible Lender Trustee, Sallie Mae Servicing L.P. (the “Servicer”), SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of December 11, 2003, by and among the Servicer, Sallie Mae, Inc., the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On December 11, 2003, the Trust issued $1,950,345,000 of its publicly-offered Student Loan-Backed Notes.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated as of December 3, 2003, by and among SLM Funding, Sallie Mae and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated as of December 3, 2003, by and among SLM Funding, Sallie Mae and the Underwriters.

4.1	The Amended and Restated Trust Agreement, dated as of December 11, 2003, by and among SLM Funding, the Indenture Trustee and the Eligible Lender Trustee.

4.2	Interim Trust Agreement, dated as of December 1, 2003, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Indenture, dated as of December 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the Indenture Trustee.

99.1	Purchase Agreement, dated as of December 11, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

99.2	Sale Agreement, dated as of December 11, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3	Administration Agreement, dated as of December 11, 2003, by and among the Trust, Sallie Mae, Inc., SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4	Servicing Agreement, dated as of December 11, 2003, by and among the Servicer, Sallie Mae, Inc., the Trust, the Eligible Lender Trustee and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2003	SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
Name: Mark L. Heleen
Title: Vice President

INDEX TO EXHIBIT

EXHIBIT
NUMBER	EXHIBIT

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated as of December 3, 2003, by and among SLM Funding, Sallie Mae and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated as of December 3, 2003, by and among SLM Funding, Sallie Mae and the Underwriters.

4.1	The Amended and Restated Trust Agreement, dated as of December 11, 2003, by and among SLM Funding, the Indenture Trustee and the Eligible Lender Trustee.

4.2	Interim Trust Agreement, dated as of December 1, 2003, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Indenture, dated as of December 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the Indenture Trustee.

99.1	Purchase Agreement, dated as of December 11, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

99.2	Sale Agreement, dated as of December 11, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3	Administration Agreement, dated as of December 11, 2003, by and among the Trust, Sallie Mae, Inc., SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4	Servicing Agreement, dated as of December 11, 2003, by and among the Servicer, Sallie Mae, Inc., the Trust, the Eligible Lender Trustee and the Indenture Trustee.